Accounts Payable, Accrued Expenses and Other Current Liabilities - Schedule of Accounts Payable, Accrued Expenses and Other Current Liabilities (Details) (10K) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Payables and Accruals [Abstract]
Accounts payable	$ 12,394	$ 12,013
Other accrued expenses	2,893	2,756
Customer deposits	3,999	3,446
Accrued compensation	3,211	2,801
Accrued charge-backs	2,373	1,790
Accrued interest	311	231
Total	$ 25,181	$ 23,037